UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Soliciting Material Pursuant to §240.14a-12

Zoom Telephonics, Inc.

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ZOOM TELEPHONICS, INC.

99 High Street
Boston, MA 02110

May 28, 2019

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Telephonics, Inc. to be held on Tuesday, July 9, 2019 at 225 Franklin Street, Boston, Massachusetts 02110. The meeting will begin at 10:00 a.m. Some of Zoom’s officers will be available for discussion before and after the meeting. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials and reduces our expenses.

We recognize that many stockholders may not be able to attend the Annual Meeting in person. In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials on or about May 28, 2019, which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically or by phone. The Notice of Internet Availability of Proxy Materials also contains instructions describing how stockholders can request a paper copy of our proxy materials, including the Proxy Statement, the 2018 Annual Report and a form of proxy card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and in our Proxy Statement. If you wish to revoke your proxy at the meeting, you can withdraw your proxy and vote in person.

The Board of Directors has fixed the close of business on May 16, 2019 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

I look forward to seeing those of you who will be able to attend.

Frank Manning
President

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ZOOM TELEPHONICS, INC.
99 High Street
Boston, MA 02110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Telephonics, Inc. (the “Company”) will be held on Tuesday, July 9, 2019 at 10:00 a.m. Eastern Time at 225 Franklin Street, Boston, Massachusetts 02110. The meeting will be held for the following purposes:

1.
To elect seven (7) directors to serve for the ensuing year until their successors are duly elected;

2.
  To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2019;

3.
 To approve by a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote);

4.
To hold an advisory vote on the frequency of holding future say-on-pay votes.

5.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 40,000,000;

6.
To approve the Company’s 2019 Directors Stock Option Plan;

7.
To approve the Company’s 2019 Stock Option Plan; and

8.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio, effective time, and decision whether to implement the reverse stock split to be determined by the Board of Directors.

The Board of Directors has fixed the close of business on May 16, 2019 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the Notice of Internet Availability of Proxy Materials. Any stockholder attending the Annual Meeting may vote in person even if he or she has voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Frank B. Manning
President

Boston, Massachusetts
May 28, 2019

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on

Tuesday, July 9, 2019: The Proxy Statement for the Annual Meeting and the Annual Report to

Shareholders for the year ended December 31, 2018 are available at www.edocumentview.com/ZMTP.

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS FOUND ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

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ZOOM TELEPHONICS, INC.
PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 9, 2019

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Telephonics, Inc., for use at the Annual Meeting of Stockholders to be held on Tuesday, July 9, 2019 at 10:00 a.m. Eastern Time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 225 Franklin Street, Boston, Massachusetts 02110. We intend to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the “Notice”) and to make this proxy statement and Zoom's Annual Report for the year ending December 31, 2018, available to our shareholders of record entitled to vote at the Annual Meeting on or about May 28, 2019. In this proxy statement we refer to Zoom Telephonics, Inc. as “Zoom,” “we,” or “us.”

Record Date, Stock Ownership and Voting

Only stockholders of record at the close of business on May 16, 2019, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on May 16, 2019 there were outstanding and entitled to vote 20,707,636 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who complete a proxy in accordance with the instructions included in the Notice of Internet Availability and Proxy Material or comply with the voting instructions but who fail to vote on one or more proposals (“broker non-votes”) will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.

The seven (7) nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of Zoom.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to approve by a non-binding advisory vote the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to approve by a non-binding advisory vote the frequency of holding future say-on-pay votes. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

An affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 40,000,000. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to approve the Company’s 2019 Directors Stock Option Plan. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

An affirmative vote of a majority of the votes properly cast at the Annual Meeting will be necessary to approve the Company’s 2019 Stock Option Plan. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

An affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio, effective time, and decision to implement the reverse stock split to be determined by the Board of Directors. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

We do not intend to submit any other proposals to the stockholders at the Annual Meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the Annual Meeting. If any other business should properly come before the Annual Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

How to Vote

If you are a shareholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, over the telephone or by mail. The procedures for voting by proxy are as follows:

●
To vote by proxy over the Internet go to the web address listed on the Notice of Internet Availability of Proxy Materials; or

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To vote by proxy over the telephone, dial the toll-free phone number listed on the Notice of Internet Availability of Proxy Materials under the heading “Telephone” and following the recorded instructions; or

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To vote by written proxy you must request a printed copy of these proxy materials by mail at no cost to you as indicated on the Notice of Internet Availability of Proxy Materials. Complete, sign and date your proxy card and return it promptly in the envelope.

Revocability of Proxies

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation with the Secretary of Zoom at Zoom's headquarters, 99 High Street, Boston, Massachusetts 02110, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of Zoom. No additional compensation will be paid for any such services. Zoom may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A Board of seven (7) directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as directors of Zoom, all of whom have been nominated for re-election:

●
Joseph J. Donovan
●
Philip Frank
●
Jeremy Hitchcock
●
Peter R. Kramer
●
Frank B. Manning
●
Jonathan Seelig
●
Peter Sykes

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. All nominees are currently directors of Zoom. In the event that any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a director. The seven (7) nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected directors of Zoom.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF THE SEVEN NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND MANAGEMENT

Information Regarding the Board of Directors

The Board of Directors currently consists of seven members. Robert Crowley passed away September 12, 2018. Derek Elder resigned from the Board of Directors on January 25, 2019, and this was not the result of any disagreement with management. In connection with the closing of a private placement of Common Stock pursuant to a Stock Purchase Agreement dated May 3, 2019, the Board of Directors was expanded from five to seven members, and Jeremy Hitchcock and Jonathan Seelig were appointed to fill the resulting vacancies. In the event that Mr. Hitchcock and/or Mr. Seelig resign or are removed from the Board of Directors, Zulu Holdings LLC will have the right to designate replacement directors pursuant to the terms of the Stock Purchase Agreement. At each meeting of stockholders, Directors are elected for a one-year term. The following table and biographical descriptions set forth information regarding the current members of the Board of Directors.

Name	Age	Principal Occupation	Director Since
Frank B. Manning	70	Chief Executive Officer and Chairman of the Board of Zoom Telephonics, Inc.	1977
Peter R. Kramer(2), (3)	67	Artist	1977
Joseph J. Donovan(1), (2), (3)	70	Adjunct Professor at Suffolk University's Sawyer School of Management	2005
Philip Frank(1), (2)	48	President and CEO of VUI, Inc.	2015
Peter Sykes(1)	73	Personal Investor	2016
Jeremy Hitchcock(3)	37	President and Chief Executive Officer of Minim, Inc.	2019
Jonathan Seelig	46	Chief Executive Officer of Tectonic	2019

(1)    Current Members of the Audit Committee. Chair Philip Frank.
(2) Current Members of the Compensation Committee. Chair Peter Kramer.
(3) Current Members of the Nominating Committee. Chair Joseph Donovan.

Frank B. Manning is a co-founder of our company. Mr. Manning has been our chief executive officer and a Director since May 1977, and served as our president from 1977 through 2018. He has served as our chairman of the board since 1986. He earned his BS, MS and PhD degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. From 1998 through late 2006 Mr. Manning was also a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Mr. Manning is the brother of Terry Manning, our vice president of sales and marketing. From 1999 to 2005 Mr. Frank Manning was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Manning was a Director of Unity Business Networks, a hosted VoIP service provider, from Zoom's investment in July 2007 until Unity’s acquisition in October 2009. From its inception until November 2010 Mr. Manning was also a director of Zoom Technologies, Inc. Mr. Manning’s extensive experience as our CEO and President for many years, as well as his overall experience and professional skills in electronics and business, enable him to capably serve as Chairman of Zoom’s Board of Directors.

Peter R. Kramer is a co-founder of Zoom and has been a Director of Zoom since May 1977. Mr. Kramer also served as our Executive Vice President from May 1977 until November 2009, when he retired from this position. He earned his B.A. degree in 1973 from SUNY Stony Brook and his Master’s in Fine Art degree from C.W. Post College in 1975. From 1999 to 2005 Mr. Kramer was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Kramer was a member of the Board of Directors of Zoom Technologies, Inc. from 1977 until September 2009. Mr. Kramer’s experience as our co-founder and as Executive Vice President of Zoom for over thirty years enables him to bring a well-informed perspective to our Board of Directors.

Joseph J. Donovan has been a Director of Zoom since 2005. From March 2004 through September 2009 Mr. Donovan served as the Director of Education Programs of Suffolk University's Sawyer School of Management on the Dean College campus, where he was responsible for the administration of undergraduate and graduate course offerings at Dean College. Mr. Donovan serves as an adjunct faculty member at Suffolk University's Sawyer School of Management. He teaches Money and Capital Markets, Managerial Economics, and Managerial Finance in the Graduate School of Business Administration at Suffolk University. Mr. Donovan served as the Director of Emerging Technology Development for the Commonwealth of Massachusetts' Office of Emerging Technology from January 1993 through October 2004. Mr. Donovan also served as a Director of the Massachusetts Technology Development Corporation, the Massachusetts Emerging Technology Development Fund, and the Massachusetts Community Development Corporation. He received a Bachelor of Arts in Economics and History from St. Anselm College in Manchester, N.H. and a Master's Degree in Economics and Business from the University of Nebraska. Mr. Donovan was a member of the Board of Directors of Zoom Technologies, Inc. from 2005 until September 2009. Mr. Donovan adds a unique perspective to our Board of Directors which he gained through his experience both as an educator and a leader in the Massachusetts high technology community.

Philip Frank is a technology executive with over 25 years of experience. He has been a Director of Zoom since September 22, 2015.  He has served as President, CEO and Director of VUI, Inc. since September 2018.  Prior to that he was the President, CEO and a Director of AirSense Wireless from August of 2016 until its sale to Charter Communications in January 2018, and was Zoom's Chief Financial Officer from September 2015 to July 2016.  From February 2005 to December 2014 he worked for the Nokia Corporation including Nokia Siemens Networks, based in London, UK.  At Nokia, Mr. Frank was most recently the Global Head of Corporate Development and M&A.  Earlier in his career Mr. Frank was an executive with AT&T Wireless and he also worked with global advisory firms DiamondCluster International and Accenture.  He received a Master’s in Business Administration from the University of Michigan Ross School of Business.  Mr. Frank’s extensive experience as a senior financial and development executive with the world’s largest telecommunications service provider and with the world’s largest infrastructure vendor provides Zoom with topical industry expertise and a valuable perspective regarding financial management, strategy, business development and sales.

Peter Sykes has been a Director of Zoom since October 24, 2016.  Mr. Sykes is a British entrepreneur and investor. Mr. Sykes had a successful corporate career with Dell Inc., from 1992 to 2002, initially setting up the Dell subsidiaries in Switzerland and Austria and later developing the Dell Global Enterprise Program across Europe.  Subsequently Mr. Sykes spearheaded Dell's development of Thailand, Korea and India.  Since 2002 Mr. Sykes has managed his personal investment portfolio. Mr. Sykes has a wealth of experience developing electronics hardware sales channels, enabling him to capably serve on our Board of Directors.

Jeremy Hitchcock is a technology entrepreneur and executive who joined Zoom’s board in 2019. Mr. Hitchcock serves as CEO of Minim, a fast growing IoT networking and security company. Previously Mr. Hitchcock founded Dyn when he was a student at Worcester Polytechnic Institute in 2001. Dyn is an Internet infrastructure company connecting people, content, and commerce. The company grew from Dyn grew to 500 people and raised $100 million of growth capital, the company was acquired by Oracle in 2017. Mr. Hitchcock’s extensive experience in networking, security, and business enable him to capably serve our Board of Directors.

Jonathan Seelig joined as a Director of Zoom in 2019. Mr. Seelig is Co-founder and CEO of Tectonic Network, a startup cloud infrastructure company. While a student at MIT, he co-founded Akamai (NASDAQ: AKAM), the world’s first and largest Content Delivery Network. He was formerly Managing Director at Globespan Capital Partners and Chairman of the board at Zipcar. Mr. Seelig has been a board member of over a dozen companies and an investor in many more. His extensive experience in networking, cloud infrastructure, business, and finance enable him to capably serve our Board of Directors.

Our Other Executive Officers

The names and biographical information of our current executive officers who are not members of our Board of Directors are set forth below:

Name	Age	Position with Zoom
Joseph L. Wytanis	59	President and Chief Operating Officer
Terry J. Manning	67	Vice President of Sales and Marketing
Deena Randall	65	Vice President of Operations

Joseph L. Wytanis joined us in 2018 as a high technology senior level executive with extensive experience in consumer electronic and communication companies. Prior to joining Zoom, he served as Senior Practice Engagement Partner at Infosys Limited from March 2018, where he provided engineering services consulting to cable, mobile and satellite service operators and has also served as a Principal at High Tech Associates, LLC since August 2011, where he provided consulting services relating to vision, strategy, business development and marketing. Mr. Wytanis served as Executive Vice President and Chief Operating Officer at SMC Networks, Inc. from January 2012 through August 2014, where he successfully led the introduction of a complete line of cable home networking products and smart home IoT products. He previously served as a Vice President and General Manager at Scientific-Atlanta/Cisco System, Inc. from 2000 through 2011, where he helped to grow the Cable Home Networking Business Unit from a start-up to a profitable business, and prior to that held marketing, business and strategy positions with Panasonic, BellSouth, NCR/AT&T, Northern Telecom and the Associated Press. Mr. Wytanis earned a BS in Business Administration/Marketing from Rowan University and an MBA from the University of Georgia, Terry College of Business.

Terry J. Manning joined us in 1984 and served as corporate communications director from 1984 until 1989, when he became the director of our sales and marketing department. Terry Manning is Frank Manning's brother. Terry Manning earned his BA degree from Washington University in St. Louis in 1974 and his MPPA degree from the University of Missouri at St. Louis in 1977.

Deena Randall joined us in 1977. Ms. Randall has served in various senior positions within our organization and has directed our operations since 1989. Ms. Randall earned her BA degree from Eastern Nazarene College in 1975.

Board of Directors' Meetings, Structure and Committees

The Board of Directors held four (4) meetings during the year ending December 31, 2018. Each director attended at least 75% of the meetings of the Board of Directors and each Committee on which he served. All of Zoom's directors are encouraged to attend Zoom's Annual Meeting of stockholders. There was one director in attendance at the 2018 Annual Meeting.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee. As of December 31, 2018, Messrs. Donovan and Frank served as the members of the Audit Committee. The chairman position of the Audit Committee was vacant. Messrs. Donovan, Kramer and Frank served as members of the Compensation Committee with Mr. Kramer presiding as chairman. Messrs. Donovan and Kramer served as the members of the Nominating Committee with Mr. Donovan presiding as chairman.

Board Independence. The Board of Directors has reviewed the qualifications of Messrs. Donovan, Kramer, Frank and Sykes and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Structure of the Board of Directors. Mr. Manning serves as our Chief Executive Officer and Chairman of the Board. The Board of Directors believes that having our Chief Executive Officer serve as Chairman of the Board facilitates the Board of Directors’ decision-making process because Mr. Manning has first-hand knowledge of Zoom’s operations and the major issues facing the company. In addition, the Board of Directors believes this structure makes sense considering the size of Zoom’s operations. This structure also enables Mr. Manning to act as the key link between the Board of Directors and other members of management. The Board of Directors has not designated a lead independent director.

The Board of Directors’ Role in Risk Oversight. The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

Audit Committee. Messrs. Donovan, Sykes and Frank are currently the members of the Audit Committee. Mr. Sykes was appointed to the Audit Committee on May 16, 2019. The Board of Directors has determined that Mr. Frank qualifies as an "audit committee financial expert" as defined by applicable rules of the Securities and Exchange Commission.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is publicly available on Zoom's website at www.zoomtel.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's independent registered public accounting firm. The Audit Committee is also responsible for the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters. The Audit Committee held four (4) meetings during 2018. See "Audit Committee Report" below.

Compensation Committee. Messrs. Frank, Kramer, and Donovan are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at www.zoomtel.com. The Compensation Committee held two meetings during 2018.

Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee is also responsible for administering the 2009 Stock Option Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted. Mr. Manning, Zoom’s President and a director of Zoom, has made recommendations to the Compensation Committee regarding the granting of stock options and participated in deliberations of the Compensation Committee concerning executive officer compensation. Mr. Manning does not participate in any deliberation or vote establishing his compensation.

Nominating Committee. Messrs. Donovan, Hitchcock, and Kramer are currently the members of Zoom's Nominating Committee. The primary functions of the Nominating Committee are to (i) identify, review and evaluate candidates to serve as directors of Zoom, and (ii) make recommendations to the Board of candidates for all directorships to be filled by the stockholders or the Board.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Although the Company does not have a formal policy regarding diversity in identifying nominees for directors, for all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2020 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for director."

The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee's written charter is publicly available on Zoom's website at www.zoomtel.com. The Nominating Committee held two meetings during 2018.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management Zoom's audited financial statements for the year ended December 31, 2018. The Audit Committee has also discussed with Marcum LLP, Zoom's independent registered public accounting firm for the year ended December 31, 2018, the matters required to be discussed by the Auditing Standards No. 16 (Communications with Audit Committees), issued by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with Marcum LLP that firm’s independence. The Audit Committee has reviewed the independent auditors’ fees for audit and non-audit services for the fiscal year ended December 31, 2018.

Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited financial statements for 2018 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2018.

Audit Committee:
Philip Frank, Chairman
Joseph J. Donovan
Peter Sykes

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Item 404(d) of Regulation S-K requires us to disclose in our proxy statement any transaction in which the amount involved exceeds the lesser of (i) $120,000, or (ii) one percent of the average of Zoom’s total assets at year-end for the last two completed fiscal years, in which Zoom is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, Director, nominee for Director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

Since January 1, 2018, Zoom has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In accordance with our Audit Committee charter, which is in writing, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(d) of Regulation S-K promulgated by the Securities and Exchange Commission. Any related person transactions would need to be approved by our Audit Committee prior to us entering into such a transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of May 15, 2019 by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's outstanding Common Stock, (ii) each of Zoom's Directors and named executive officers, as listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's current Directors and executive officers as a group.

On May 15, 2019 there were 20,707,636 issued and outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name (1)	Number of Shares Beneficially Owned	% of Common Stock

Manchester Management Company LLC(2) 3 West Hill Place Boston, MA 02114	4,285,714	20.7%

Zulu Holdings LLC(3) 848 Elm Street, 2nd Floor Manchester, NH 03101	3,727,273	18.0%

Frank B. Manning(4)	1,833,273	8.8%

Peter R. Kramer(5)	480,839	2.3%

Joseph J. Donovan(6)	136,000	*

Philip Frank(7)	67,500	*

Peter Sykes(8)	151,214	*

Jeremy Hitchcock(3)	3,727,273	18.0%

Jonathan Seelig	—	—

Joseph L. Wytanis(9)	115,910	*

Terry J. Manning(10)	253,842	1.2%

Deena Randall(11)	141,250	*

All current directors and Executive
Officers as a group (10 persons) (12)	3,179,828	32.6%

*Less than one percent of shares outstanding.

(1)
Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110.
(2)
Information is based on a Schedule 13D filed by Manchester Management Co LLC on September 27, 2015. It includes the following stockholders Manchester Explorer, L.P. in the amount of 2,857,143 shares, JEB Partners, L.P. in the amount of 1,142,857 shares, James E. Besser in the amount of 142,857 shares and Morgan C. Frank in the amount of 142,857 shares totaling 1,295,376. In all cases the address listed in the above table applies to all stockholders other than Morgan C. Frank whose address is: 1398 Aerie Drive, Park City, UT 84060.
(3)
Information is based on a Schedule 13D filed by Jeremy Hitchcock, Elizabeth Cash Hitchcock, Orbit Group LLC (“Orbit”), Hitchcock Capital Partners, LLC (“HCP”) and Zulu Holdings LLC (“Zulu”) on May 13, 2019. The 3,727,273 shares are held by Zulu. HCP may be deemed the beneficial owner of the shares as an indirect holder through its ownership of Zulu. As the manager of Zulu, Orbit may be deemed the beneficial owner of the Common Stock held by Zulu. As the co-managers of Orbit and HCP, each of Jeremy P. Hitchcock and Elizabeth Cash Hitchcock may be deemed the beneficial owner of the Common Stock held by Zulu.
(4)
Includes 87,500 shares that Mr. Frank B. Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.
(5)
Includes 75,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.
(6)
Includes 75,000 shares the Mr. Donovan has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.
(7)
Includes 67,500 shares that Mr. Philip Frank has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days May 15, 2019.
(8)
Includes 37,500 shares that Mr. Peter Sykes has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.
(9)
Includes 25,000 shares that Mr. Joseph L. Wytanis, who joined the Company in October 2018, has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.
(10)
Includes 70,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.
(11)
Includes 11,250 shares that Ms. Randall has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.
(12)
Includes an aggregate of 448,750 shares that the current directors and named executive officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after May 15, 2019.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2018 and December 31, 2017 for our principal executive officer and our other three most highly compensated executive officers who were serving as executive officers on December 31, 2018. We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Frank B. Manning, Chief Executive Officer	2018 2017	$129,272 $129,272	-- $2,288	$45,500 --	$536 $6,244	$175,308 $137,804
Deena Randall, Vice President of Operations	2018 2017	$128,336 $128,336	-- $2,288	$40,950 --	$536 $29,179	$169,822 $159,803
Terry J. Manning, Vice President of Sales and Marketing	2018 2017	$123,500 $123,500	-- $2,288	$36,400 --	$528 $466	$160,428 $126,254
Joseph L. Wytanis, President and Chief Operating Officer	2018 2017	$26,923(4) --	$30,000 --	$76,273 --	-- --	$133,196 --

(1)
The amounts in this column represent discretionary bonus payments granted in the applicable fiscal year.

(2)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 7 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. These options are incentive stock options issued under the 2009 Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

  (3)
The amounts included in the “All Other Compensation” column for 2018 consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $186, Mr. Terry Manning $178 and Ms. Randall $186; and (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer. For 2017 consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $5,773, Mr. Terry Manning $116 and Ms. Randall $186; and (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer.; and (c) proceeds received from sale of an incentive stock option grant to Ms. Randall $29,179.

 (4)
Joseph L. Wytanis joined the Company in October 2018 as President and Chief Operating Officer at an annual salary of $120,000.

Outstanding Equity Interests

The following table sets forth information concerning outstanding stock options as of December 31, 2018 for each named executive officer.

Outstanding Equity Awards at 2018 Fiscal Year-End

Name	Grant Date (1)	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
		Exercisable Options	Unexercisable Options
Frank B. Manning	04/30/2015 08/09/2018	75,000 --	-- 50,000	$0.25 $2.09	04/30/2020 08/09/2021
Terry Manning	04/30/2015	60,000	--	$0.25	04/30/2020
	08/09/2018	--	40,000	$2.09	08/09/2021
Deena Randall	08/09/2018	--	45,000	$2.09	08/09/2021
Joseph Wytanis	10/29/2018	--	100,000	$1.66	08/09/2021

(1)
The options granted on April 30, 2015 are vested in full.

Option Exercises

Peter Kramer, Joseph Donovan, and Deena Randall exercised options to purchase a total of 175,000 shares of common stock during the fiscal year ended December 31, 2017. Peter Kramer, Joseph Donovan, Frank Manning, Terry Manning and George Patterson exercised options to purchase a total of 97,500 shares of common stock during the fiscal year ended December 31, 2018.

Employment, Termination and Change of Control Agreements

On December 8, 2009 Zoom entered into severance and change of control agreements with each of the named executive officers. The purpose of these arrangements is to encourage the named executive officers to continue as employees and/or assist in the event of a change-in-control of Zoom. Zoom has entered into agreements with each of the named executive officers formalizing the compensation arrangement described below.

Under the terms of each agreement, if a named executive officer is terminated by Zoom for any reason other than for cause, such named executive officer will receive severance pay in an amount equal to the greater of three months’ base salary or a number of weeks of base salary equal to the number of full years employed by Zoom divided by two and all outstanding stock options issued on or after September 22, 2009 held by the named executive officer will become immediately vested and will be exercisable for a period of up to 30 days after termination.

Under the terms of each agreement, each named executive officer will receive severance pay equal to six months’ base salary if (i) the named executive officer’s employment is terminated without cause within six months after a change-in-control, (ii) the named executive officer’s job responsibilities, reporting status or compensation are materially diminished and the named executive officer leaves the employment of the acquiring company within six months after the change-in-control, or (iii) Zoom is liquidated. In addition, in the event of a change-in-control or liquidation of Zoom, outstanding stock options granted to the named executive officer on or after September 22, 2009 will become immediately vested.

Potential Termination and Change-in Control Payments

As of December 31, 2018 in the event a named executive officer is terminated by Zoom for any reason other than cause or a change-in-control or liquidation of Zoom, the named executive officer would receive the following cash payments: Mr. Frank Manning $50,963; Ms. Randall $50,594 and Mr. Terry Manning $40,375. These amounts represent the greater of three months’ salary or the number of weeks of base salary equal to the number of years employed by Zoom divided by two. In the event of termination as a result of a change-in-control or liquidation, the named executive officers would receive the following cash payments: Mr. Frank Manning $64,636; Ms. Randall $64,183 and Mr. Terry Manning $61,750. These amounts represent six months’ base salary. In the event of either termination of employment, all options held by the named executive officers that were issued on or after September 22, 2009 would become immediately vested.

Director Compensation

The following table sets forth information concerning the compensation of our Directors or former Directors who were not named executive officers for the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)(3)(4)	All Other Compensation	Total
Robert Crowley(4)	$1,500	$19,317	−	$20,817
Joseph J. Donovan	$2,000	$19,317	−	$21,317
Peter R. Kramer	$2,000	$19,317	−	$21,317
George Patterson (5)	$300	$9,225	−	$9,525
Philip Frank	$2,000	$19,317	−	$21,317
Derek Elder(6)	$1,340	$34,822	−	$35,162
Peter Sykes	$2,000	$19,317	−	$21,317

(1)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Directors Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 7 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. These options are non-qualified stock options issued under the 2009 Directors Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)
As of December 31, 2018, each non-employee Director holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options
Robert Crowley	75,000
Joseph J. Donovan	75,000
Peter R. Kramer	75,000
Derek Elder	27,500
Philip Frank	60,000
Peter Sykes	30,000

(3)
The number of shares underlying stock options granted to each non-employee Director in 2018 and the grant date fair market value of such stock options is:

Name	Grant Date	Number of Shares underlying Stock Options Grants in 2018	Grant Date Fair Value of Stock Option Grants in 2018
Robert Crowley	01/10/18 07/10/18	7,500 7,500	$9,225 $10,092
Joseph J. Donovan	01/10/18 07/10/18	7,500 7,500	$9,225 $10,092
Peter R. Kramer	01/10/18 07/10/18	7,500 7,500	$9,225 $10,092
George Patterson	01/10/18	7,500	$9,225
Derek Elder	05/16/18 07/10/18	20,000 7,500	$24,730 $10,092
Philip Frank	01/10/18 07/10/18	7,500 7,500	$9,225 $10,092
Peter Sykes	01/10/18 07/10/18	7,500 7,500	$9,225 $10,092

(4)
On September 12, 2018, Mr. Robert Crowley passed away.

(5)
On February 23, 2018, George Patterson resigned from the Board of Directors and from the Audit Committee.

(6)
On April 26, 2018, Derek Elder was appointed to the Board of Directors. On January 25, 2019, he resigned from the Board of Directors.

Each non-employee Director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the Director is personally present. Travel and lodging expenses are also reimbursed.

Each non-employee Director of Zoom may be granted stock options under Zoom's 2009 Directors Stock Option Plan, as amended (the "Directors Plan"). The Directors Plan provides in the aggregate that 700,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted. During 2018 Messrs. Crowley, Donovan, Kramer, Elder, Patterson, Frank and Sykes received options to purchase 110,000 shares combined at a weighted average exercise price of $2.51 per share.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon recommendation of the Audit Committee, the Board of Directors has appointed Marcum LLP (“Marcum”) as Zoom’s principal accountants and independent registered public accounting firm, to audit the financial statements of Zoom for the year ending December 31, 2019. A representative of Marcum LLP will be present at the meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. Marcum LLP served as Zoom’s independent registered public accounting firm for the year ended December 31, 2018.

 Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Annual Meeting, the Company will consider the appointment of other independent registered public accounting firms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The firm of Marcum LLP served as our independent registered public accounting firm for fiscal years 2018 and 2017.  The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended December 31, 2018 and December 31, 2017:

FEE CATEGORY	2018	2017
Audit fees (1)	$169,060	$159,757
Audit-related fees (2)	––	––
Total fees	$169,060	$159,757

———————
(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Zoom’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements.

(2)
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Zoom’s consolidated financial statements and are not reported under "Audit Fees". There were no audit-related fees for either period.

All services rendered by Marcum LLP for fiscal years 2017 and 2018 were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis. During our fiscal year ended December 31, 2018, no services were provided to us by Marcum LLP other than in accordance with the pre-approval procedures described herein.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return. We seek to closely align the interests of our named executive officers with the interests of our shareholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to hold future say-on-pay votes. Shareholders may indicate whether they would prefer that we conduct future say-on-pay votes once every one, two, or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that an annual advisory vote on executive compensation will permit our shareholders to provide direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the Company’s proxy statement, which is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

Required Vote

This vote is advisory, which means that the vote on the frequency of future say-on-pay votes is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation. The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future say-on-pay votes, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold future say-on-pay votes more or less frequently than the frequency receiving the most votes cast by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstain from voting) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES.

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 40,000,000

Our Amended and Restated Certificate of Incorporation, as amended to date, currently authorizes the issuance of 25,000,000 shares of Common Stock, par value $0.01 per share. On May 16, 2019, our Board of Directors approved a proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 25,000,000 shares to 40,000,000 shares, subject to stockholder approval.

Our Board of Directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to give the Company more flexibility in considering the planning for and responding quickly to future corporate needs, including, but not limited to, capital raising transactions, grants under equity compensation plans, stock splits, potential strategic transactions, including mergers, acquisitions, stock dividends and other general corporate transactions. If the authorization of an increase in the available Common Stock is not approved, the delay and expense incident to obtaining future approval of stockholders could impair our ability to address those corporate needs.

As of May 16, 2019, of the 25,000,000 currently authorized shares of Common Stock, 20,707,636 were issued and outstanding. Additionally, 1,936,250 shares were reserved for issuance under our 2009 Directors Stock Option Plan, our 2009 Stock Option Plan, and pursuant to the exercise of outstanding options.

Based on these issued and reserved shares of Common Stock, we currently have 2,356,114 shares of Common Stock remaining available for issuance in the future for other corporate purposes.

Text of the Amendment

Our Board of Directors proposes to delete Article FOURTH of our Amended and Restated Certificate of Incorporation in its entirety and insert the following in lieu thereof, so that it would read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Forty-Two Million (42,000,000), of which Forty Million (40,000,000) shares shall be Common Stock, having a par value of $.01 per share, and of which Two Million (2,000,000) shares shall be Preferred Stock, having a par value of $.001 per share.

The Board of Directors of the Corporation is authorized, subject to limitations prescribed by the DGCL and the provisions of this Certificate of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate or certificates of designations pursuant to the DGCL, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, the voting powers (if any) of the shares to be included in each such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.”

The Certificate of Amendment attached hereto as Appendix B reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if this Proposal No. 5 is approved by the stockholders.

Purpose of the Amendment

Our Board of Directors is recommending this increase in the authorized Common Stock primarily to have additional shares available for use as our Board of Directors deems appropriate or necessary. As such, the primary purpose of the proposed amendment is to provide us with greater flexibility with respect to managing our Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board of Directors.

The newly authorized shares of Common Stock would be issuable for any proper corporate purpose including flexibility in considering the planning for future corporate needs, including, but not limited to, capital raising transactions, grants under equity compensation plans, stock splits, potential strategic transactions, including mergers, acquisitions, stock dividends and other general corporate transactions.

Our Board of Directors has determined that having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Current stockholders do not have pre-emptive rights with respect to Common Stock, except for those granted contractually, nor do they have cumulative voting rights. Should the Board of Directors issue additional shares of Common Stock, existing Stockholders, other than those with contractual pre-emptive rights, would not have any preferential rights to purchase any of such shares, and their percentage ownership of the Company’s then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment

Future issuances of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current Stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If the proposed amendment is not approved by the Company’s Stockholders, the number of authorized shares of Common Stock will remain unchanged.

Required Vote

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 40,000,000. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 40,000,000.

PROPOSAL NO. 6

APPROVAL OF THE COMPANY’S 2019 DIRECTORS STOCK OPTION PLAN

The Board of Directors believes that the future success of Zoom depends, in large part, upon the ability of Zoom to attract and retain the services of experienced and knowledgeable directors and that the granting of stock options serves as an important factor in doing this. Zoom’s existing 2009 Directors Stock Option Plan expires by its terms in December 2019. In order to replace that plan, on May 16, 2019, Zoom’s Board of Directors approved, subject to stockholder approval, the Zoom Telephonics, Inc. 2019 Director Stock Option Plan (the “2019 Director Plan”).

Without the ability to provide equity compensation, the Company may be unable to attract and retain experienced and knowledgeable directors. If this proposal is approved, the Company intends to continue to provide equity incentives to non-employee members of its Board of Directors. If this proposal is approved, the Company expects to have sufficient shares available under the Director Plan for the next 10 years. The 1,000,000 shares reserved under the 2019 Director Plan was determined by reviewing the Company’s past option grants to non-employee directors.

The Board of Directors believes that the approval of the 2019 Director Plan is in the best interests of the Company and recommends a vote for this proposal.

Summary of the 2019 Directors Plan

The following summary of the 2019 Directors Plan is qualified in its entirety by reference to the 2019 Directors Plan, a copy of which is attached as Appendix C to this Proxy Statement.

The maximum number of shares reserved for option issuances under the 2019 Directors Plan is 1,000,000. The purpose of the 2019 Directors Plan is to advance the interests of Zoom by encouraging equity participation in Zoom by non-employee Directors through the acquisition of shares of Common Stock upon the exercise of options granted under the 2019 Directors Plan.

The 2019 Directors Plan is administered by the Board of Directors. The Board of Directors determines the terms of the option grants but has no discretion with respect to the selection of the specific recipients of grants or the pricing of stock option grants. Options may only be granted to non-employee Directors of Zoom who are serving as Directors at the time of grant. The exercise price of options granted under the 2019 Directors Plan shall be the fair market value of the Common Stock on the date of grant. The fair market value of the Common Stock as of May 16, 2019 was $0.95 per share. As of May 16, 2019, six (6) persons would be eligible to participate in the 2019 Directors Plan.

Subject to the earlier termination of an option in the event of termination of service as Director, death or disability, as described below, options granted under the 2019 Directors Plan shall become exercisable in accordance with the date set forth in the option agreement; provided, however, that no option may expire more than five (5) years from the date of grant.

The Board of Directors shall determine the manner of payment of the exercise price in its sole discretion. In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the 2019 Directors Plan, the Board may authorize payment of the exercise price in cash, by delivery of shares of Common Stock having a fair market value equal to the purchase price of the shares, or a combination of cash and shares of Common Stock.

Other than with respect to certain limited transfers for estate planning purposes, options granted under the 2019 Directors Plan may not be transferred.

In the event an option holder ceases to be a Director of Zoom for any reason other than death or disability, the holder’s options will terminate three (3) months following the date of termination of service. In the event an option holder ceases to be a Director of Zoom as a result of death or disability, the holder’s options will terminate one year after the date the holder ceases to be a Director of Zoom. In each case, such option may not be extended past its specified expiration date.

In the event that any option granted under the 2019 Directors Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option shall be available for subsequent option grants.

The Board of Directors may amend or terminate the 2019 Directors Plan; provided, however, that the Board of Directors may not without stockholder approval (i) increase the total number of shares that may be issued under the 2019 Directors Plan, (ii) amend the provisions of the 2019 Directors Plan regarding eligibility, grant of options, or exercise price, or (iii) extend the expiration date of the plan.

New Plan Benefits

Zoom is unable to determine the dollar value and number of stock awards that may be received by or allocated to current Directors who are not executive officers as a group, as a result of the approval of the 2019 Directors Plan because all stock awards are granted by the Board of Directors on a discretionary basis.

Federal Tax Consequences of the 2019 Directors Plan

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2019 Directors Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2019 Directors Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2019 Directors Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The 2019 Directors Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote

An affirmative vote of majority of the votes properly cast at the Annual Meeting will be necessary to approve the Company’s 2019 Directors Stock Option Plan. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2019 DIRECTORS STOCK OPTION PLAN.

PROPOSAL NO. 7

APPROVAL OF THE COMPANY’S 2019 STOCK OPTION PLAN

The Board of Directors believes that the future success of Zoom depends, in large part, upon the ability of Zoom to attract, retain and motivate key employees and that the granting of stock options serves as an important factor in doing this. In addition, the Board of Directors believes it is important to have a pool of options available for issuance in the event Zoom considers potential acquisitions. Zoom’s existing 2009 Stock Option Plan expires by its terms in December 2019. In order to replace that plan, on May 16, 2019, Zoom’s Board of Directors approved, subject to stockholder approval, the Zoom Telephonics, Inc. 2019 Stock Option Plan (the “2019 Plan”).

Without the ability to provide equity compensation, the Company may be unable to attract and retain key employees. If this proposal is approved, the Company intends to continue to provide equity incentives to existing key employees as well to future employees. If this proposal is approved, the Company expects to have sufficient shares available under the Plan for the next 10 years. The 4,000,000 shares reserved under the 2019 Plan was determined by reviewing the Company’s past option grants to employees.

The Board of Directors believes that the approval of the 2019 Plan is in the best interests of the Company and recommends a vote for this proposal.

Summary of the 2019 Stock Option Plan

The following summary of the 2019 Plan is qualified in its entirety by reference to the 2019 Plan, a copy of which is attached as Appendix D to this Proxy Statement.

The maximum number of shares reserved for option issuances under the 2019 Plan is 4,000,000. The purpose of the 2019 Plan is to advance the interests of Zoom by encouraging equity participation in Zoom by directors (excluding non-employee directors), officers, employees and certain consultants through the acquisition of shares of Common Stock upon the exercise of options granted under the 2019 Plan.

The 2019 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). The members of the Committee are not eligible to receive options under the 2019 Plan. The Committee determines the persons to whom stock options are granted, the number of shares covered by the options, the term of any option and the time during which any option is exercisable.

The 2019 Plan authorizes the grant of options to purchase Common Stock intended to qualify as incentive stock options (“Incentive Options”), as defined in Section 422 of the Code, and the grant of non-statutory stock options. The exercise price of options granted under the 2019 Plan will be determined by the Committee but must be equal to or greater than the fair market value of the Common Stock on the date of grant. The exercise price of Incentive Options granted to an optionee who owns more than 10% of the voting power of Zoom’s outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. The fair market value of the Common Stock as of May 16, 2019 was $0.95.

Subject to the earlier termination of an option in the event of termination of employment, death or disability, as described below, the Committee may, in its sole discretion, at the time of the grant of an option, specify a particular time period during which the optionee must exercise its option and the number of options which may be exercised during such designated time period; provided, however, that no option may expire more than ten (10) years from the date of grant. The Committee may accelerate the exercisability of any outstanding options in its discretion. In addition, the Committee may provide in an option agreement that the optionee may elect to exercise an option before it would otherwise become exercisable. Any shares of Common Stock so purchased shall be considered restricted shares and shall be subject to Zoom’s right of repurchase during a specified restricted period.

The Committee shall determine the manner of payment of the exercise price in its sole discretion. In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the 2019 Plan, the Committee may authorize payment of the exercise price in cash, by delivery of shares of Common Stock having a fair market value equal to the purchase price of the shares, or a combination of cash and shares of Common Stock.

The Committee shall determine the term of each option, which term shall not exceed ten (10) years from the date of grant. In addition, the term of any Incentive Option granted to an optionee who owns more than 10% of the voting power of Zoom’s outstanding capital stock may not exceed five (5) years from the date of grant.

All employees of Zoom or an affiliate of Zoom, including Board members who are also employees, and certain consultants are eligible to receive options under the 2019 Plan. As of May 16, 2019, approximately 35 persons would be eligible to participate in the 2019 Plan.

Other than with respect to certain limited transfers for estate planning purposes, options granted under the 2019 Plan may not be transferred.

In the event an option holder ceases to be an eligible employee or consultant of Zoom for any reason other than death or disability or a termination for Cause (as such term is defined in the 2019 Plan), the holder’s options will terminate three (3) months following the date of termination of employment or service. In the event an option holder ceases to be an eligible employee or consultant of Zoom due to a termination for Cause, the holder’s option will terminate as of the date of such termination for Cause. In the event an option holder ceases to be an eligible employee or consultant of Zoom as a result of death or disability, the holder’s options will terminate one year after the date of the holder’s termination of employment or service due to death or disability. In no case may such option be extended past its specified expiration date.

In the event that any option granted under the 2019 Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option shall be available for subsequent option grants.

The Board of Directors may amend or terminate the 2019 Plan; provided, however, that the Board may not without stockholder approval make any alteration in which stockholder approval is required in order to comply with the Internal Revenue Code of 1986 or applicable laws or stock exchange requirements.

New Plan Benefits

Zoom is unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group and (iii) our employees who are not executive officers, as a group, as a result of the approval of the 2019 Plan because all stock awards are granted by the Compensation Committee on a discretionary basis. No stock awards will be made under the 2019 Plan to any current directors who are not executive officers.

Federal Tax Consequences of the 2019 Stock Option Plan

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2019 Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2019 Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2019 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The 2019 Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote

An affirmative vote of majority of the votes properly cast at the Annual Meeting will be necessary to approve the Company’s 2019 Stock Option Plan. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2019 STOCK OPTION PLAN.

PROPOSAL NO. 8

APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

General

Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-10 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Certificate of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in preparation for a potential application to uplist our Common Stock from the OTCQB Marketplace (the “OTCQB”) to a national securities exchange, and to help attract institutional investors with minimum trading price requirements. We believe increasing the trading price of our Common Stock will assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. In addition, management believes that listing the Common Stock on a national securities exchange will offer a variety of benefits to both the Company and its stockholders, including the removal of restrictions that currently prohibit many investors from investing in companies like ours that are traded on the OTCQB, and enhanced financial and governance requirements that could make our Common Stock more attractive to a larger pool of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In the event we do pursue a listing on a national securities exchange, we believe that the Reverse Stock Split is our best option to meet one of the criteria to obtain an initial listing. As an example, the Nasdaq Capital Market requires, among other criteria, an initial bid price of least $4.00 per share and, following initial listing, maintenance of a continued price of at least $1.00 per share. On May 16, 2019, the last reported sale price of our Common Stock on the OTCQB was $0.91 per share. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that our per share market price of our Common Stock remains above the required price. However, we cannot provide any assurance (i) that we will pursue a listing on a national securities exchange, or (ii) even if we do, that our minimum bid price would remain over the minimum bid price requirement of such exchange following the Reverse Stock Split.

 In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:

i.
the historical trading price and trading volume of our Common Stock;

ii.
the number of shares of our Common Stock outstanding;

iii.
the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

iv.
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

v.
the listing requirements of any applicable securities exchange; and

vi.
prevailing general market and economic conditions.

              The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Reverse Stock Split Amendment to the Amended and Restated Certificate of Incorporation

If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added after the last sentence of Article FOURTH of our Amended and Restated Certificate of Incorporation:

“Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each __ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

The Certificate of Amendment attached hereto as Appendix E reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article FOURTH of our Amended and Restated Certificate of Incorporation in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and ten (10), with the exact number to be determined by the Board of Directors, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be quoted on The OTCQB Venture Market, under the symbol “ZMTP,” although it would receive a new CUSIP number.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and ten, depending on the exchange ratio selected by the Board of Directors.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the “effective time”). The Board of Directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by the OTCQB, on the last trading day prior to the effective date of the Reverse Stock Split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

i.
The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the minimum bid price per share requirements from any applicable securities exchange, or the Company may fail to meet the other requirements for continued listing any such exchange.

ii.
Although the Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

iii.
The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the rules of any applicable securities exchange regarding minimum value of listed securities.

iv.
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Common Stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plans

As of the Record Date, there were outstanding stock options to purchase an aggregate of 1,897,003 shares of our Common Stock with a weighted average exercise price of  $1.48 per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such options will be reduced to between and including one-half and one-tenth the number currently covered, and the exercise price per share will be increased by between and including two and ten times the current exercise price, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s stock option plans will be proportionately adjusted by the Board of Directors and the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Board of Directors and the Compensation Committee will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Amended and Restated Certificate of Incorporation will not affect the par value of our Common Stock, which will remain at $0.01 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor. The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

i.
an individual who is a citizen or resident of the United States;

ii.
a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

iii.
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

iv.
a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.

Information Reporting and Backup Withholding

A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a Reverse Stock Split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Required Vote

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

CODE OF ETHICS

Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoomtel.com. If Zoom makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a current report on Form 8-K.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2020 Annual Meeting of Stockholders must be received by Zoom no later than January 29, 2020. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholders who wish to make a proposal at Zoom's 2020 Annual Meeting - other than one that will be included in Zoom's proxy materials - should notify Zoom no later than April 13, 2020. If a stockholder who wishes to present such a proposal fails to notify Zoom by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at Zoom's 2020 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Secretary, Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoomtel.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's charter or in Zoom's Bylaws.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with any of Zoom's directors regarding Zoom may write to the director c/o Investor Relations, Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110. Investor Relations will forward these communications directly to the director(s).

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

COPIES OF ANNUAL REPORT ON FORM 10-K FOR 2018

Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2018, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110, Attention: Investor Relations.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND IN THIS PROXY STATEMENT.

By order of the Board of Directors

Frank B. Manning, President

Boston, Massachusetts
May 28, 2019

Appendix A
ZOOM TELEPHONICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

July 9, 2019

The undersigned stockholder of Zoom Telephonics, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 28, 2019, and hereby appoints Frank Manning and Paul McCusker, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 225 Franklin Street, Boston, Massachusetts 02110, on Tuesday, July 9, 2019 at 10:00 A.M. Eastern Time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR ALL OTHER PROPOSALS.

Notice of Internet Availability of Proxy Material: The Notice of Meeting, proxy statement and proxy card are available at www.edocumentview.com/ZMTP.

DETACH PROXY CARD HERE
v v

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS AND “FOR” ALL OTHER PROPOSALS EXCEPT PROPOSAL 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” ON PROPOSAL 4.

1. Election of directors:	FOR	AGAINST	ABSTAIN
JOSEPH J. DONOVAN	[ ]	[ ]	[ ]
PHILIP FRANK	[ ]	[ ]	[ ]
JEREMY HITCHCOCK	[ ]	[ ]	[ ]
PETER R. KRAMER	[ ]	[ ]	[ ]
FRANK B. MANNING	[ ]	[ ]	[ ]
JONATHAN SEELIG	[ ]	[ ]	[ ]
PETER SYKES	[ ]	[ ]	[ ]

2. To ratify the appointment of Marcum LLP as Zoom Telephonics, Inc.’s independent registered public accounting firm for its fiscal year ending December 31, 2019.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

3. Advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote).

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

4. Advisory vote on the frequency of holding future say-on-pay votes.

   [ ] 1 YEAR
   [ ] 2 YEARS
   [ ] 3 YEARS
   [ ] ABSTAIN

5. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 40,000,000.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

6. Approval of the Company’s 2019 Directors Stock Option Plan.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

7. Approval of the Company’s 2019 Stock Option Plan.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

8. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio, effective time, and decision whether to implement the reverse stock split to be determined by the Board of Directors.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

Mark here for address change and note at left	☐

Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.
Signature: ___________________________________Date:_____________

Signature: ___________________________________Date:_____________

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
——————————————

Appendix B
FORM OF CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Zoom Telephonics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:   The name of the Corporation is Zoom Telephonics, Inc.

SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is March 25, 1993, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 22, 2009, as amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on November 16, 2015 (as amended and restated, the “Certificate”).

THIRD:   The Corporation hereby amends the Certificate as follows:

ARTICLE FOURTH of the Certificate is hereby deleted in its entirety and amended to read as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Forty-Two Million (42,000,000), of which Forty Million (40,000,000) shares shall be Common Stock, having a par value of $.01 per share, and of which Two Million (2,000,000) shares shall be Preferred Stock, having a par value of $.001 per share.

The Board of Directors of the Corporation is authorized, subject to limitations prescribed by the DGCL and the provisions of this Certificate of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate or certificates of designations pursuant to the DGCL, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, the voting powers (if any) of the shares to be included in each such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.”

FOURTH:   This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows]

B-1

IN WITNESS WHEREOF, Zoom Telephonics, Inc. has caused this Certificate of Amendment to be signed by its chief executive officer and acting chief financial officer this __ day of ______, 2019.

ZOOM TELEPHONICS, INC.

By:	/s/
Name:	Frank B. Manning
Title:	Chief Executive Officer and Acting Chief Financial Officer

B-2

Appendix C
ZOOM TELEPHONICS, INC.

2019 DIRECTORS STOCK OPTION PLAN

Article 1- Purpose

This 2019 Directors Stock Option Plan, as amended (the “Plan") is intended to enable Zoom Telephonics, Inc. (the "Company") to attract and retain the services of experienced and knowledgeable Directors for the benefit of the Company and its stockholders by providing them with opportunities to purchase stock in the Company pursuant to the exercise of options.

Article 2 - Administration of the Plan

The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board may from time to time adopt such rules and regulations for carrying out the Plan as it may determine in its sole discretion. No member of the Board shall be liable with respect to any action or determination made in good faith regarding the Plan or any option granted under it. The Board shall have no discretion with respect to the selection of recipients of grants, or the pricing of stock option grants under the Plan.

Article 3- Eligible Directors

Options shall be granted to each Director of the Company in accordance with Article 5 hereof, except any Director who is a full-time employee or full-time officer of the Company or its subsidiaries shall not be eligible to receive options under the Plan.

Article 4- Stock

The stock subject to the options granted hereunder shall be shares of the Company’s authorized but unissued shares of common stock or shares of common stock reacquired by the Company including shares purchased in the open market ("Common Stock"). The maximum number of shares which are hereby reserved for issuance and may be issued pursuant to this Plan is 1,000,000, subject to adjustment as provided in Article 13. In the event any option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto, to the extent the option ceases to be exercisable, shall again be available under the Plan.

Article 5- Grant of Option

Each eligible Director shall be eligible to receive such option grants as approved by the Board and set forth in an option agreement between the Company and the Director, which agreement will set forth the vesting, if any, and expiration date of the options granted. The price per share of each option granted hereunder shall be determined in accordance with Article 6 hereof. No option shall be granted hereunder to a person who ceases to be a Director prior to the date on which such grant is to be made.

Article 6- Price of Options

The price per share specified in each option granted under the Plan shall be the fair market value per share of Common Stock on the date the option is granted. Fair market value shall mean the closing price per share for the Company’s Common Stock on the primary stock exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a stock exchange, the last sales price per share for the Common Stock on the market quotation system where such shares may from time to time be listed, on the date of the grant, subject to any applicable regulatory rules.

Article 7- Duration of Options

Subject to earlier termination as provided in Articles 9 and 10, each option shall expire 5 years from the date of grant.

Article 8- Restrictions on Exercise of Options

Subject to the provisions of Articles 9 through 12, each option granted under of Article 5 shall become exercisable on the same date set forth in option agreement between the Company and the Director.

Article 9- Termination of Service as a Director

If an optionee ceases to be a Director of the Company for any reason other than death or disability his options shall terminate on the date three months following the date of such cessation (but not later than their specified expiration date).

Article 10- Disability; Death

If an optionee ceases to be a Director as a result of disability, his options shall terminate on the date one year following the date of such cessation (but not later than their specified expiration date). "Disability" is based on your inability to work. The Board shall consider a Director disabled if:

●     The Director cannot do work that he or she did before;
●     The Board decides that the Director cannot adjust to other work because of his or her medical condition(s); and
●     The Director disability has lasted or is expected to last for at least one year or to result in death.

If an optionee dies while a Director or during the three month period referred to in Article 9 or the one year period referred to above in this Article 10, his options may be exercised to the extent they were exercisable on the date of his death, by his estate, or duly appointed representative, or beneficiary who acquires the options by will or by the laws of descent and distribution, and each such option shall terminate on the date one year following the date of the optionee's death (but not later than its specified expiration date).

Article 11- Assignability

No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each option shall be exercisable only by him.

Article 12- Terms and Conditions of Options

Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles 6 through 11. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable United States, and state laws and regulations have been complied with, nor, in the event the outstanding common stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed, if necessary, or authorized to be added to the list upon official notice of issuance, upon such exchange, nor unless and until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the optionee such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933. The Company shall use its best efforts to effect any such compliance and listing, and the optionee shall take any action reasonably requested by the Company in such regard.

Article 13- Adjustments

Upon the happening of any of the following described events, an optionee's rights under options granted hereunder shall be adjusted as hereinafter provided:

i.
in the event shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of the Company’s Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled to purchase, subject to the terms and conditions herein stated and to the terms and conditions of each individual option, such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

ii.
in the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his option at all times between the date of the granting of such option and the date of its exercise.

Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are reserved for issuance pursuant to the Plan or are subject to options which have heretofore been or may hereafter be granted under the Plan shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above.

In the event of a Change of Control, the Board may take any one or more of the following actions with respect to any or all outstanding option grants, without the consent of any Director: (i) the Board may determine that outstanding options shall be fully exercisable as of the date of the Change of Control or at such other time or subject to specific conditions as the Board determines, (ii) the Board may require that Directors surrender their outstanding options in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Board, in an amount equal to the amount by which the then fair market value (as set forth in Article 6) of the shares of Common Stock subject to the Director’s unexercised options exceeds the exercise price, and on such terms as the Board determines, (iii) after giving Directors an opportunity to exercise their outstanding options, the Board may terminate any or all unexercised options at such time as the Board deems appropriate, or (iv) the Board may determine that option grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Board may specify.

"Change of Control" shall be deemed to have occurred if:

i.
Any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors; or

ii.
The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

Article 14- Exercise of Options

An optionee shall exercise an option (or any part or installment thereof) by giving written notice to the Company at its principal office address, identifying the option being exercised, specifying the number of shares as to which such option is being exercised and accompanied by fully payment of the option price therefor either (1) in US dollars, in cash or by certified check or bank draft (including by payment through a broker in accordance with applicable law), or (2) if permitted by the Board, in Common Stock of the Company owned by the optionee having a fair market value (as determined by the Board as of the date immediately preceding the date on which the option is exercised and in accordance with all applicable laws and all applicable rules and policies of relevant securities regulatory authorities) equal to, or a fraction of a share less than, such purchase price (and if such shares of Common Stock are equal to a fraction of a share less than such purchase price, then the option shall pay any balance remaining in cash), or (3) in a combination of such Common Stock (as described above) and cash, certified check or bank draft. However if the optionee desires to tender Common Stock in payment of any part of the option price as contemplated in (2) or (3) above, the optionee, before giving notice of exercise as aforesaid, shall first give written notice (addressed to the principal office of the Company specifying the number of shares which the optionee wishes to tender) that the optionee proposes to tender Common Stock in order to exercise his option. The Board shall notify the optionee whether the proposed tender is acceptable to the Board within ten days of receipt of notice of the proposed tender. The acceptance of any tender of Common Stock by an optionee pursuant to (2) or (3) in payment of the option price shall be subject to the absolute discretion of the Board, who may only accept the tender of such Common Stock in accordance with, and subject to the requirements of, all applicable laws and all applicable rules and policies of relevant securities regulatory authorities. If the proposed tender is acceptable, the optionee must then give written notice of the exercise of his option as aforesaid within five days of receipt of notice of the Board that the proposed tender is acceptable. If the proposed tender is not acceptable and the optionee, at that time, still desires to exercise this option, he may do so by giving written notice of exercise of his option as aforesaid and paying the option price in cash or by certified check or bank draft.

Unless the Board otherwise determines, the holder of an option shall have no rights as a shareholder with respect to the shares issued upon exercise of the option until the date of issuance of the certificate for those shares to him. Unless the Board otherwise determines, no adjustment will be made for dividends or similar rights for which the record date occurs after the exercise of the option but before the date such certificates for shares is issued. In no case may a fraction of a share be purchased or issued under the Plan.

Article 15- Termination and Amendments to Plan

The Plan shall expire on July 9, 2029 (except as to options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Article 13); (b) the provisions of Article 3, regarding eligibility, may not be modified; (c) the provisions of Article 5, relating to the grants of options, may not be modified; (d) the provisions of Article 6, regarding the exercise price at which shares may be offered pursuant to options, may not be modified (except by adjustment pursuant to Article 13); and (e) the expiration date of the Plan may not be extended. No action of the Board or stockholders may, without the consent of an optionee, substantially impair his rights under any option previously granted to him.

Article 16- Governmental Regulations

The Plan and the grant and exercise of options thereunder, and the Company’s obligation to sell and deliver shares of the Company’s Common Stock under such options, shall be subject to all applicable laws (including tax laws), rules and regulations.

July __, 2019

A true copy.

By:	_____________________________
Frank B. Manning

Appendix D
ZOOM TELEPHONICS, INC.

2019 STOCK OPTION PLAN

1.             Purpose and Objectives

The Zoom Telephonics, Inc. 2019 Stock Option Plan (the "Plan") is designed to align the interests of (i) designated employees of Zoom Telephonics, Inc. (the "Company") and its subsidiaries, (ii) employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company's stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent. The Plan shall be effective as of July 9, 2019.

2.             Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)           "Board" means the Company's Board of Directors.

(b)          "Cause" means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant's incompetence in the performance of duties, continuing inattention to or neglect of duties and responsibilities, disloyalty, dishonesty, theft, embezzlement, illegal or unethical behavior, acts of moral turpitude, other willful behavior detrimental to the best interest of the Employer, unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization.

(c)           "Change of Control" shall be deemed to have occurred if:

(i)            Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)           The consummation of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(d)           "Code" means the Internal Revenue Code of 1986, as amended.

(e)           "Committee" means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.

(f)            "Company" means Zoom Telephonics, Inc. and any successor corporation.

(g)           "Company Stock" means the common stock of the Company.

(h)           "Consultant" means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer's securities.

(i)            "Disability" is based on a Participant’s inability to work. The Committee shall consider a Participant disabled if:

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The Participant cannot do work that he or she did before;

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The Committee decides that the Participant cannot adjust to other work because of his or her medical condition(s); and

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The Participant’s disability has lasted or is expected to last for at least one year or to result in death.

(j)            "Effective Date" of the Plan means July 9, 2019.

(k)           "Employee" means an employee of the Employer (including an officer or director who is also an employee).

(l)            "Employer" means the Company and its subsidiaries.

(m)           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n)           "Exercise Price" means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(o)           "Fair Market Value" of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or another national securities exchange, the "closing transaction" price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on the OTCQB Marketplace ("OTCQB") or the Pink Sheets, the last reported "closing transaction" price of Company Stock on the relevant date, as reported by the OTCQB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee. Notwithstanding the foregoing, for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

(p)           "Grant" means an Option granted under the Plan.

(q)           "Grant Agreement" means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r)            "Incentive Stock Option" means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s)           "Nonqualified Stock Option" means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(t)            "Option" means an option to purchase shares of Company Stock, as described in Section 7.

(u)           "Participant" means an Employee or Consultant designated by the Committee to participate in the Plan.

(v)           "Plan" means this Zoom Telephonics, Inc. 2019 Stock Option Plan, as in effect from time to time.

3.             Administration

(a)           Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee. No member of the Committee or any employee of the Company shall be personally liable for any act taken or omitted in good faith in connection with the Plan.

(b)           Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 12 below, and (v) deal with any other matters arising under the Plan.

(c)           Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.             Grants

(a)           Grants under the Plan may consist of Options as described in Section 7. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b)           All Grants shall be made conditional upon the Participant's acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.             Shares Subject to the Plan

(a)           Shares Authorized. The aggregate number of shares of Company Stock that may be issued under the Plan is 4,000,000 shares, subject to adjustment as described in subsection (c) below.

(b)           Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares reserved for such Grants shall again be available for purposes of the Plan.

(c)           Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, or (iii) by reason of a reclassification or change in par value, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. To the extent that any Grant is subject to section 409A of the Code, or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.

6.             Eligibility for Participation

(a)           Eligible Persons. All Employees or Consultants shall be eligible to participate in the Plan.

(b)           Selection of Participants. The Committee shall select the Employees or Consultants to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.             Options

(a)           General Requirements. The Committee may grant Options to an Employee or Consultant upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees and Consultants.

(b)           Type of Option, Price and Term

(i)            The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees or Consultants.

(ii)           The Exercise Price of Company Stock subject to an Option shall be determined by the Committee; provided, however, that the Exercise Price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant

(iii)           The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(iv)           To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option.

(c)           Exercisability of Options.

(i)            Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)           The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate. Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.

(iii)          Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)           Termination of Employment or Service. Upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

(i)            In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)           In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant's termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)          In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant's Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)          If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(e)           Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option: (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f)            Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8.            Withholding of Taxes

(a)           Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)           Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company's tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

9.            Transferability of Grants

(a)           Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant's lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

(b)           Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide in a Grant Agreement that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10.           Consequences of a Change of Control

In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options shall be fully exercisable as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant's unexercised Options exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options, the Committee may terminate any or all unexercised Options at such time as the Committee deems appropriate, or (iv) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Committee may specify. Notwithstanding the foregoing, to the extent required to comply with section 409A of the Code, a Grant Agreement will include a definition of "Change of Control" that complies with and falls within the definition of "change in control event" set forth in section 409A of the Code and any Internal Revenue Service regulations or other guidance issued thereunder.

11.           Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

12.           Amendment and Termination of the Plan

(a)           Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 13(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)           Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

13.           Miscellaneous

(a)           Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee

(b)           Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, at the Committee’s determination that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)           Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d)           Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)           Rights of Participants. Nothing in this Plan shall entitle any Employee or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f)           No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g)           Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)           Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

Appendix E
FORM OF CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Zoom Telephonics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:   The name of the Corporation is Zoom Telephonics, Inc.

SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is March 25, 1993, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 22, 2009, as amended by the Certificates of Amendment filed with the Secretary of State of the State of Delaware on November 16, 2015 and on ___________, 2019 (as amended and restated, the “Certificate”).

THIRD:   The Corporation hereby amends the Certificate as follows:

ARTICLE FOURTH of the Certificate is hereby amended by adding the following paragraph at the end of such section:

“Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each __ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

FOURTH:   This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH:   The Certificate of Amendment shall be effective on _______, 20__ at 12:01 am ET.

[Signature page follows]

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IN WITNESS WHEREOF, Zoom Telephonics, Inc. has caused this Certificate of Amendment to be signed by its chief executive officer and acting chief financial officer this __ day of ______, 20__.

ZOOM TELEPHONICS, INC.

By:	/s/
Name:	Frank B. Manning
Title:	Chief Executive Officer and Acting Chief Financial Officer

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